UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2026

Advantage Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38990	83-4629508
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7676 Forsyth Boulevard, Fifth Floor St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

(314) 655-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ADV	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 16, 2026, Advantage Solutions Inc. (the “Company,” or “we” or “us”) held a special meeting of stockholders (the “Special Meeting”). A total of 291,349,131 shares of the Company’s common stock, par value $0.0001 (the “Common Stock”), were present in person or represented by proxy at the Special Meeting, representing approximately 89% of the Common Stock outstanding as of the February 6, 2026 record date. Following are the voting results for the proposals considered and voted upon at the Special Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on February 13, 2026.

Proposal 1 - Approve amendments to the Company’s Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”), at a ratio ranging from any whole number between 1-for-10 to 1-for-25, inclusive, with such ratio to be determined at the discretion of the Company’s Board of Directors (“Board”), and reduce the number of authorized shares of Common Stock and unissued authorized shares of the Company’s preferred stock, no par value, subject to the Board’s authority to determine when to file the amendment and to abandon the other amendments notwithstanding prior stockholder approval of such amendments.

Votes FOR	Votes AGAINST	Votes ABSTAINED	BROKER NON-VOTES
289,434,910	1,760,882	153,339	0

Proposal 2 - Approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.

Votes FOR	Votes AGAINST	Votes ABSTAINED	BROKER NON-VOTES
286,664,275	4,419,408	265,448	0

Based on the foregoing votes, both Proposal 1 and Proposal 2 were approved. Although Proposal 2 was approved, adjournment of the Special Meeting was not necessary because the Company’s stockholders approved Proposal 1.

Item 7.01 Regulation FD Disclosure.

Following the Special Meeting, the Board approved a 1-for-25 reverse stock split (the “Reverse Stock Split”) of the Company’s Common Stock.

The Reverse Stock Split is expected to become effective on March 26, 2026 at 5:00 p.m. ET (the “Effective Time”), with the Company’s Common Stock to begin trading on a split-adjusted basis at market open on March 27, 2026 under the existing symbol “ADV” and new CUSIP number 00791N 201. In connection with the Reverse Stock Split, every 25 shares of the Company’s Common Stock issued and outstanding as of the Effective Time will be automatically converted into one share of Common Stock. No fractional shares will be issued in connection with the Reverse Stock Split. Instead, each stockholder will be entitled to receive a cash payment in lieu thereof at a price equal to the fraction of one share to which the stockholder would otherwise be entitled multiplied by the closing price per share of Common Stock on the Nasdaq Global Select Market on March 26, 2026.

As a result of the Reverse Stock Split, proportionate adjustments will be made to the number of shares of Common Stock underlying the Company’s outstanding equity awards and shares issuable under the Company’s equity incentive plans and existing agreements, as well as the exercise price, as applicable.

The information in this Item 7.01 of this Current Report on Form 8-K, is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Reverse Stock Split process and the expected Effective Time. In some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “goal,” “intend,” “look,” “may,” “mission,” “plan,” “possible,” “potential,” “predict,” “project,” “pursue,” “should,” “target,” “will,” “would,” or the negative thereof and similar words and expressions. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to our failure to meet the continued listing requirements of Nasdaq could result in a delisting of our Common Stock and other risks and uncertainties discussed under the caption “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on March 3, 2026, as such factors may be updated from time to time in our filings with the SEC. Any such forward-looking statements represent management’s estimates as of the date of this Current Report on Form 8-K. While we may elect to update such forward-looking statements at some point in the future, except as required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 17, 2026		ADVANTAGE SOLUTIONS INC.

	By:	/s/ Christopher Growe
Christopher Growe Chief Financial Officer